[LOGO APPEARS HERE] TRIANGLE BANCORP                              P.O. Box 19178
                                              Raleigh, North Carolina 27619-9178

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NEWS RELEASE


                                                  For more information, contact:
                                       Debra L. Lee, Chief Financial Officer, or
                                         Alexander M. Donaldson, General Counsel
                                                                  (919) 881-0455

FOR IMMEDIATE RELEASE                                         September 16, 1997

                   TRIANGLE BANCORP RESCINDS STOCK REPURCHASE

     Raleigh, NC...The board of directors of Triangle Bancorp, Inc. (Triangle) has rescinded the stock repurchase program which it authorized on May 13, 1997. The original plan authorized the repurchase of up to 170,000 shares of the Corporation's common stock, or approximately 1.6% of issued and outstanding shares. To-date, Triangle has repurchased 40,200 shares under the plan. The rescission will be effective as of October 3, 1997.

     Triangle stock trades on the NASDAQ National Over-the-Counter Market under the symbol TRBC.

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